UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 4, 2023

Hanryu Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40894	88-1368281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul,

Republic of Korea 07231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +82-2-564-8588

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRYU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2023, Hanryu Holdings, Inc., a Delaware corporation (the “Company”), priced its initial public offering (the “IPO”) of its common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $10.00 per share, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-269419) (the “Registration Statement”). On July 31, 2023, in connection with the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”).

The Company made certain customary representations, warranties and covenants and agreed to indemnify the underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

On August 3, 2021, the Company closed its IPO. The Company sold 877,328 shares of its Common Stock. In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 45 days from the date of the Underwriting Agreement to purchase up to an additional 131,599 shares of Common Stock at the IPO price, less the underwriting discounts and commissions. The net proceeds to the Company from the IPO were approximately $6.8 million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, which the Company intends to use for general corporate purposes.

Item 8.01. Other Events.

On August 3, 2023, the Company issued a press release announcing the closing of its IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 31, 2023, by and among Hanryu Holdings, Inc. and Aegis Capital Corp.

99.1	Press Release, dated August 3, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANRYU HOLDINGS, INC.

Date: August 4, 2023
	By:	/s/ Chang Hyuk Kang
		Name:	Chang Hyuk Kang
		Title:	Chief Executive Officer

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